PRUDENT BEAR FUND                       SEMI-ANNUAL REPORT       MARCH 31, 1999
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                                    PRUDENT
                                      BEAR
                                      FUND

                                 No-Load Shares
                                 Class C Shares


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                                                                    May 19, 1999

Dear Shareholder

The six months ended 3/31/99 was an extremely tumultuous period for the global financial markets, as I will describe in this letter. The period was painful for our shareholders as the fund lost 36.7% for the six months versus a 27.3% gain in the S&P 500 and a 45.6% advance in the NASDAQ. We were not at all pleased with this performance, as we did not handle risk control as well as we should have. Unfortunately, the stocks with questionable fundamentals often seemed to rise the most. We are attempting to adapt to the current environment, which means paying even greater attention to tactical considerations. We are attempting to keep our losses down, yet at the same time, retain significant short exposure. This will assure a handsome profit with the arrival of the significant market decline, that we believe is imminent.

At the date of our annual report (9/30/98), the global financial system and economy were at the brink of disaster. As George Soros stated at the time, "The global capitalist system which has been responsible for the remarkable prosperity of this country in the last decade is coming apart at the seams." Now, the perception has developed of an almost miraculous return to all being wonderful again, with a booming U.S. economy, surging global equity markets and a strong consensus that the global economy is in the midst of a sustainable recovery.

GLOBAL CRISIS IS NOT RESOLVED

Yes, there is little doubt that on the surface the global crisis has stabilized from last fall's debacle. Our analysis, however, indicates that the world's economy is anything but "out of the woods." Granted, the economies in Korea and Thailand are experiencing moderate recoveries after last year's steep declines, but this is much the result of surging exports to U.S. consumers. In Europe, the economies look particularly fragile; the same can be said about China. And in Japan, the world's second largest economy, things look absolutely dismal. During April, bank loans in Japan fell 5% from the previous year, while industrial machinery orders fell almost 9%. This certainly does not bode well for recovery in Japan or the Asian region.

And contrary to the bullish consensus, we do not believe the global crisis has been resolved. In fact, we see considerable risk of only greater problems going forward. While some stability has returned after the devastating piercing of bubbles throughout Asia, Latin America and Russia, by far the greatest financial and economic bubble still runs out of control here in the U.S. All the same, today there exists a naive, and we would say fallacious, notion that any crisis can be resolved simply by having the world's monetary authorities "print more money". This school of thought would view no economic crisis in southeast Asia, nor financial loss in Russia, as more than a short-term inconvenience, one easily rectified by central bankers simply creating new credit to make the system whole again. And if the U.S. bubble finds itself again in jeopardy, most think the Fed need only turn on the "money spigot" to ensure unending bull markets and permanent prosperity.

MORE CREDIT ONLY FORESTALLED A MORE SEVERE CRISIS

The problem, however, is that today's prescribed cure for any credit-excess-induced hangover is only another strong shot of credit. And with this in mind, today we see global central bankers working desperately to "drink their way out of a bad hangover". Clearly, "printing money" is not a process where dollars are simply dropped from Apache helicopters. Instead, it occurs through additional money and credit creation, with the end result being a more highly leveraged financial system and economy. And just as one more credit card can provide needed purchasing power to a desperate family or business facing a liquidity crisis, it certainly only forestalls insolvency, particularly if the new debt is used imprudently. We believe this analogy holds true with the Federal Reserve's recent extraordinary efforts to "print money" or better said, to "create credit" and reliquify financial markets.

The Fed took dramatic action this past autumn, cutting interest rates three times in a period of about six weeks which patently encouraged an unprecedented bout of new credit creation. Clearly, the Fed's decision at the time had less to do with the U.S. economy but, instead, was a response to the fear of a potential financial market crisis related to the collapse of Long Term Capital Management and the tenuous state of other speculators (including major banks) which were helping to finance the global economy. Massive leverage had come to permeate our financial system, apparently somehow unbeknownst to the Federal Reserve, as Wall Street and the hedge fund community had borrowed heavily from Japan and from U.S. money markets to finance hundreds of billions of dollars in higher yielding securities. This fiasco almost brought our financial system to the brink of disaster in October '98 with the simultaneous sell-off in the dollar and

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stocks, as well as dramatically wider spreads throughout the credit markets.

But with this "house of cards" ready to collapse, Mr. Greenspan stepped in to ensure that even more credit would be created to keep the game going. And, indeed, the market responded quickly, having grown accustomed to such Fed accommodation many times before. Looking back, Mr. Greenspan had come to the rescue back in 1987 after the stock market crash; again in the early '90's with the banking and S&L crisis; and in 1995 with the Mexican crisis and Orange County derivative fiasco and bankruptcy. There is little wonder why Mr. Greenspan is Wall Street's favorite central banker ever. In our opinion, however, there is little question that historians will look back with great consternation at the "moral hazard" that he created in the marketplace; each of his bailouts leading to more egregious booms and eventually more problematic busts.

INVALUABLE LESSONS FROM HISTORY

Interestingly, back in the 1960's, Mr. Greenspan spoke and wrote extensively about the Great Depression and the factors that led to this most catastrophic financial and economic collapse. He adamantly pinned responsibility on a misguided Federal Reserve that had accommodated excessive credit growth, hence fueling a dangerous stock market speculative bubble and maladjusted economy. Mr. Greenspan also used an interesting and quite fitting analogy, stating that the Federal Reserve in the 1920's repeatedly "put a coin in the fuse box." When the Fed was confronted with intermittent financial crises, especially in the late 1920's as much of the world lurched towards financial and economic collapse, the Fed would move to short-circuit the markets, injecting liquidity and accommodating unsound credit and speculative excesses. The Fed was unrelenting in working to forestall financial crisis and recession. And yes, the Fed did succeed for some time, at least until the "coined" fuse box eventually succumbed and the "house"-the entire financial system- virtually incinerated. Back in the 1960's, the astute economist Greenspan understood clearly the disastrous consequences of central banks interfering with markets, and how it only stoked the unsound boom and led to a catastrophic collapse.

Let's go back and look at another economist from the past, the great economic thinker, Dr. Murray Rothbard. Rothbard wrote the classic: AMERICA'S GREAT DEPRESSION. In this book, Rothbard described the economy in the late 1920's. Although it is uncomfortable to talk about, it is important to consider, as this period bears an eerie similarity to today's. Here's what Rothbard said:

"This economy was, in fact, a mixture of two very different, and basically conflicting forces. On the one hand, America experienced a genuine prosperity, based on heavy savings and investment in highly productive capital. This great advance raised American living standards. On the other hand, we also suffered a significant credit-expansion, with resulting accumulation of malinvested capital, leading finally and inevitably to economic crisis. Here are two great economic forces-one that most people would agree to call "good," and the other "bad"-each separate, but interacting to form the final historical result.
Price, production, and trade indices are the composite effects. We may well remember the errors of smugness and complacency that our economists, as well as financial and political leaders, committed during the great boom. Study of these errors might even chasten our current crop of economic soothsayers, who presume to foretell the future within a small, precise margin of error. And yet, we should not scoff unduly at the eulogist who composed paeans to our economic system as late as 1929. For, insofar as they had in mind the first strand-the genuine prosperity brought about by high saving and investment-they were correct. Where they erred gravely was in overlooking the second, sinister strand of credit expansion."

In today's economy, ignoring egregious credit excesses, such as household debt having skied from 64% to 98% of personal income over the last fifteen years, Mr. Greenspan, the economic community, and the Wall Street bulls are constantly trumpeting the so called miraculous defeat of inflation, stating this as a large force behind the huge rise in stock prices. Well, again, this sounds all too similar to the bullish propaganda that was at the heart of the regrettable "new era" and "permanent prosperity" talk of the late 1920's. In this regard, Mr. Rothbard stated: "One of the reasons that most economists of the 1920's did not recognize the existence of an inflationary problem was the widespread adoption of a stable price level as the goal and criterion for monetary policy. The fact that general prices were more or less stable during the 1920's told most economists that there was no inflationary threat, and therefore the events of the great depression caught them completely unaware. The economists who emphasized the importance of a stable price level were thus especially deceived, for they should have concentrated on what was happening to the supply of money."

EXTRAORDINARY FED ACCOMMODATION FUELS THE BUBBLE

Well today, we believe that Mr. Greenspan faces a momentous dilemma after a similar period of benign consumer inflation and global tumult has led him to accommodate an historic stock market and economic bubble. With each of his bailouts only leading to more leverage

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in the system, he appears to be getting near the end of his rope.  His latest move to support the markets in the 4th quarter forced him to throw gas on an already overheated economy and financial system, an economy already in the midst of the longest peacetime expansion on record, and a stock market that had doubled in price in just two years. And with Mr. Greenspan's blessing, M3 money supply grew $200 billion during the quarter, 40% more than the growth during the 4th quarter of 1997. The Federal Home Loan Bank system extended more than $40 billion of credit during the 4th quarter, more than that extended for all of 1997. Fannie Mae and Freddie Mac lowered mortgage rates, inciting a massive refinancing boom. These institutions increased their leverage by about $88 billion during the quarter, in a process that added incredible liquidity throughout the financial system.

Behind this wall of new liquidity, the stock market exploded and the economy turned red-hot. Rising equity prices created more than $2 trillion of perceived wealth in the 4th quarter, and consumers and businesses alike rejoiced in the all-powerful Federal Reserve and proceeded to borrow-and-spend like never before. Along the way, we also had more than seven million individuals open online stock trading accounts and the transformation of Wall Street into the greatest casino ever was complete. In short, the party got way out of hand with the Fed spiking the punch bowl with some pretty strong stuff.

Indeed, it was truly an historic year for the U.S. financial system as total credit growth for 1998, combining the financial and non-financial sectors, expanded by $2.07 trillion. This was 70% greater than total growth in credit in 1997. In a shocking explosion of leverage throughout our financial system, the financial sector increased borrowings by $1.1 trillion. This compares to borrowings of $653 billion during 1997, and is actually the first time that debt expanded more in the financial sector than it did in the non-financial sector. However, the non-financial sector borrowing boom continued with net additional household mortgage debt increasing $369 billion, compared to 1997's $237 billion, while net corporate borrowings grew by $343 billion, compared to the previous year's $258 billion.

This surge in new credit, plus stock market gains in the order of $3 trillion over the six months, certainly stoked the domestic economy. During Q4-'98 and Q1-'99, the economy grew at rates of 6.0% and 4.5%, respectively, due largely to record consumer spending. Fixed business investment also surged, expanding almost 11% and 18%, respectively. The booming real estate market went ballistic as residential investment surged 15.6% during the first quarter, after growing more than 10% during the fourth quarter. As 1998 came to a close, housing starts and auto sales were at the strongest levels in twelve years and have only become more extended so far in 1999. As a result of all this spending, the savings rate fell into negative territory for the first time since the Great Depression and our current account deficit exploded to more than $20 billion per month. February's trade deficit, the most recently reported, increased 65% from last year.

MALINVESTMENT & CREDIT EXCESSES CAUSE BUSTS

It is Rothbard's view, and certainly one we share, that booms caused by run-away credit expansion lead to inevitable busts. This view has great factual support today with the catastrophic bust that continues in Japan a decade after their out-of-control boom, and with the more recent crises in SE Asia and Latin America. Rothbard stated that credit creation beyond savings leads to problematic distortions in, as he says, "price, production and trade indices." This is certainly the case today with momentous inflation occurring not in the CPI, but in the prices of U.S. stocks, real estate and other assets. And as the global crisis and massive worldwide overcapacity for most goods and commodities has kept these prices in check, the immediate consequences for our system's credit excesses has been over-consumption and huge and unsustainable trade deficits.

With history as a guide, the inevitable legacy of a credit bubble is a maladjusted economy; a catastrophe where massive credit excesses feed a disastrous asset bubble, hopelessly distorting the structures of our financial system and economy. It is today's combination of debt-financed consumption as well as malinvestment-the unprecedented borrowing and spending boom by enterprises that proves uneconomic with the passing of the boom-that will so impair our economy and financial system for years to come. Just look at Amazon.com and almost any money-losing Internet company, and you'll see what I mean. Too many companies today are being financed with billions in capital, that may never make a profit. Companies are financed today as long as they can show revenue growth, and this extends beyond just the Internet sector. That this somehow passes as a "spectacularly" healthy economy (as described by Greenspan), one that is devoid of troubling excesses, is just unfathomable.

In short, we believe the Fed has made one of the great blunders in the history of central banking. In a desperate attempt to maintain the U.S. financial and economic bubble, the Fed has only fomented greater excesses in credit creation and speculation and certainly has only exacerbated an already perilous situation. U.S. companies have taken on more debt, as have American families. Our already over-

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leveraged financial system only became more so.  Importantly, more money has been recklessly thrown at the stock market in what is certainly the greatest speculative mania of all time. In this process, more capital and credit have been directed to uneconomic businesses as wild speculation has impaired our financial system's ability to effectively allocate capital. As a nation, we have consumed well beyond our means, and our trade deficit has been allowed to explode, thus jeopardizing the long-term stability of our currency, financial markets and economic well being.

HOW COULD THIS HAPPEN?

Well, financial bubbles are incredibly seductive. They create an environment where the economy grows rapidly, financial markets boom and the populace enjoys the feeling of rapidly expanding wealth and prosperity. Incomes rise, asset prices rise, and the perception is that money and wealth are in great abundance. And bull markets, almost by definition, give the perception of endless liquidity. The critical mistake, however, is extrapolating the bull market forever. But bull markets just look and feel so good, everything just seems to fit together very well-it really "feels" like prosperity is truly supported by strong fundamentals and, of course, everyone so wants to believe it is permanent. And, importantly, bubbles and speculative manias are possible only with a truly "great story," one able to captivate investors, bankers, businessmen and central bankers alike.

But as inflated stock values and credit excesses become increasingly detached from the cash flow of underlying businesses, as well as from the economy as a whole, distortions arise leading to great damage to the financial system and real economy. Over time, the overwhelming focus of major sectors within the economy shifts away from saving and investing-the cornerstone of real wealth creation-choosing, instead, to direct energies towards profiting from and consuming the rewards of the expanding bubble. One of the better examples of this is the now common occurrence of manufacturing sector workers who were either laid-off or simply quit to become day traders.

And just as no one seems to see a problem with millions of day traders, the bulls have even come to a sanguine view of our country's exploding trade deficit. We could not disagree more. In fact, we view our ballooning trade deficits as one of the more damaging effects of unprecedented excesses of money and credit creation within our financial system and economy. And, along with the resulting stock market bubble, it provides the mechanism that allows us today to live much beyond our means, both running up way too much debt and depleting our savings.

INFLATION THREAT WAKEUP CALL MEANS A "NEW BALL GAME"

Importantly, our country's unprecedented credit excesses have, to this point, largely been manifested in asset inflation and our massive trade deficits. Only because of the extraordinary circumstance of the global crisis and powerful worldwide deflationary pressures, did clearly inflationary credit policies here at home not spur higher prices generally for goods and services. Now, however, markets are beginning to sense a change. At least recent inflation data has proved a wakeup call that there is, in fact, considerable risk if the Fed continues its extraordinary accommodative policies. And while we still view deflation (particularly in asset prices) as the greatest risk going forward, we certainly see major risk with the continuation of our massive current account deficits. In the future, this can only weaken the value of the dollar and lead to higher import prices. And, importantly, any ebb in dollar confidence would induce higher risk premiums necessary to entice foreigners to hold our debt. Of importance today, however, is the market's perception of heightened risk as a consequence of the Fed remaining too loose for too long. Certainly, this is a critical sea change in market psychology for both the credit and stock markets where complacency has reigned since last fall.

For some time, bullish U.S. stock market analysis basically held that virtually any crisis was constructive for the stock market, as it would only lead to more central bank accommodation, lower interest rates and more financial market liquidity. With inflation at bay, it was "easy money" as far as the eye could see, leaving little worry about fundamentals with a "wall of money" flowing into the stock market. Well, the credit markets are now on "inflation watch" and we believe we are witnessing the end of the "easy money" panacea for the stock market. With interest rates surging and the Federal Reserve now seen as "behind the curve", it is our view that we are now in a "new ball game".

It is now our strongly held view that the ramifications of an historic credit and asset bubble are finally beginning to be appreciated by Chairman Greenspan. Certainly, a careful reading of his most recent speeches suggests an important shift in his view, a change that clearly did not go unrecognized by the credit markets. Actually, we are of the view that the financial markets are now at an important inflection point, with the credit market already responding to ebbing liquidity. Importantly, there has been a marked slowdown in bank credit, money

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supply and money market fund asset growth, the fuel for the U.S. bubble.

And with the credit markets faltering and interest rates rising, stress has quickly developed in our highly leveraged financial system. The highly leveraged speculators have been hit again with losses and have certainly been forced to dump securities. This initial deleveraging has led to higher interest rates and increasing difficulties for the derivative players. As such, we see our credit system acutely vulnerable due to the unprecedented proliferation of leveraged speculation and truly staggering derivative positions.

So far, though, wild stock market speculation has ignored higher interest rates and the changing environment. There is, of course, considerable historical precedence for such a temporary decoupling-1929, 1987 and Japan in 1989 being disconcerting examples. In this regard, it is our view that rising markets can, for a time, create their own liquidity, and today this is definitely exacerbated by the widespread use of derivatives. However, it is only a matter of time until the stock market succumbs to the change in financial environment. Even the bulls recognize that this is a liquidity-driven market! When stocks do begin to falter, we fully expect that liquidity will vanish almost instantly. Granted, the public has been conditioned to "buy the dips". However, we would expect considerable selling pressure from institutions and the hedge fund community, as well as potentially destabilizing derivative-related liquidations. We do believe that there is huge underlying, and currently unrecognized, leverage that has fueled the stock market bubble and this will be painfully uncovered with lower stock prices.

In sum, the bull market is in clear jeopardy with interest rates headed higher and financial market liquidity waning. This is particularly problematic for our highly leveraged financial system and acutely speculative and highly overvalued stock market. With corporate earnings stagnant now for the past two years, the bulls have justified ever-higher stock market valuations, incessantly citing the death of inflation, low interest rates, and the "wall of liquidity." Now, in all accounts, it appears that an important inflection point has been crossed. It is simply difficult to imagine that our stock market could be more vulnerable to a major decline than it is today.

PORTFOLIO COMMENTS

We are currently 65% short and 15% long with a 2% holding in put options on individual securities and market indices. We have a substantial "short" commitment to technology stocks in the portfolio as well as a growing exposure to financial stocks. Our long exposure is heavily oriented towards gold and silver equities. We are very confident in our portfolio and our overall positioning in what we believe will be the beginning of the end for the greatest investment mania in more than a century. We appreciate your continued confidence.


     /s/ David W. Tice
     David W. Tice

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STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)

ASSETS:
  Investments, at value (cost $129,298,691)                    $120,791,357
  Cash                                                                4,569
  Deposit at brokers for short sales                              4,569,869
  Receivable from broker for proceeds
     on securities sold short                                   109,280,940
  Receivable for investments sold                                 2,909,125
  Capital shares sold                                             2,397,793
  Interest receivable                                               133,293
  Organizational expenses, net of accumulated amortization           10,702
  Other assets                                                       83,256
                                                               ------------
  Total Assets                                                  240,180,904
                                                               ------------
LIABILITIES:
  Securities sold short, at value (Proceeds of $100,601,109)     92,882,321
  Payable for securities purchased                               11,863,473
  Capital shares redeemed                                           833,254
  Payable to Adviser                                                140,572
  Dividends payable on short positions                               41,004
  Accrued expenses and other liabilities                            188,017
                                                               ------------
  Total Liabilities                                             105,948,641
                                                               ------------
NET ASSETS                                                     $134,232,263
                                                               ============

NET ASSETS CONSIST OF:
  Capital stock                                                $220,052,199
  Accumulated undistributed net investment income                 1,179,347
  Accumulated undistributed net realized loss on
     investments sold, securities sold short and option
     contracts expired or closed                               (86,210,737)
  Net unrealized appreciation (depreciation) on:
     Investments                                                (8,507,334)
     Short positions                                              7,718,788
                                                               ------------
NET ASSETS                                                     $134,232,263
                                                               ============

NO LOAD SHARES:
  Net Assets                                                   $134,181,352
  Shares outstanding (250,000,000 shares of $.0001
     par value authorized)                                       30,015,937
  Net Asset Value, Redemption Price and
     Offering Price Per Share                                         $4.47
                                                               ============

CLASS C SHARES:
  Net Assets                                                        $50,911
  Shares Outstanding (250,000,000 shares of $.0001
     par value authorized)                                           11,404
  Net Asset Value, Redemption Price and
     Offering Price Per Share                                         $4.46
                                                               ============


                     See notes to the financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME:
  Interest income                                                $4,427,292
  Dividend income on long positions
     (net of foreign taxes withheld of $2,937)                       36,388
                                                               ------------
  Total investment income                                         4,463,680
                                                               ------------
EXPENSES:
  Investment advisory fee                                           881,496
  Administration fee                                                 45,215
  Shareholder servicing and accounting costs                         91,016
  Custody fees                                                       66,480
  Federal and state registration                                     39,814
  Professional fees                                                  36,782
  Distribution expense - No Load shares                             176,292
  Distribution expense - Class C shares                                  27
  Reports to shareholders                                            15,291
  Directors' fees and expenses                                        1,456
  Amortization of organizational expenses                             2,999
  Other                                                              15,150
                                                               ------------
  Total operating expenses before dividends on
     short positions                                              1,372,018
  Dividends on short positions                                      162,769
                                                               ------------
  Total expenses                                                  1,534,787
                                                               ------------
  NET INVESTMENT INCOME                                           2,928,893
                                                               ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Realized loss on:
     Long transactions                                          (7,660,139)
     Short transactions                                        (36,679,422)
     Option contracts expired or closed                        (20,967,956)
     Futures contracts closed                                     (415,208)
  Change in unrealized appreciation/depreciation on:
     Investments                                                (1,881,299)
     Short positions                                           (11,642,609)
     Written options                                               (49,630)
                                                               ------------
  Net realized and unrealized loss on investments              (79,296,263)
                                                               ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          ($76,367,370)
                                                               ============

                     See notes to the financial statements.

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STATEMENT OF CHANGES IN NET ASSETS
                                                                Year Ended
                                              Six Months Ended September 30,
                                               March 31, 1999      1998
OPERATIONS:                                    --------------- -------------
                                                (Unaudited)

  Net investment income                         $  2,928,893    $ 3,016,706
  Net realized loss on:
    Long transactions                            (7,660,139)      (916,024)
    Short transactions                          (36,679,422)    (6,787,121)
    Option contracts expired or closed          (20,967,956)    (2,373,656)
    Futures contracts closed                       (415,208)    (1,560,074)
  Change in unrealized appreciation/
    depreciation on:
    Investments                                  (1,881,299)    (7,576,636)
    Short positions                             (11,642,609)     18,814,797
    Written options                                 (49,630)         64,704
                                                ------------   ------------
  Net increase (decrease) in net assets
     resulting from operations                  (76,367,370)      2,682,696
                                                ------------   ------------
DISTRIBUTIONS TO NO LOAD SHARE SHAREHOLDERS
  FROM NET INVESTMENT INCOME                     (4,243,854)    (1,895,943)
                                                ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                      335,416,286    457,679,213
  Shares issued to holders in reinvestment
     of dividends                                  3,546,118      1,507,668
  Cost of shares redeemed                      (297,810,280)  (312,781,980)
                                                ------------   ------------
  Net increase in net assets resulting from
  capital share transactions                      41,152,124    146,404,901
                                                ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (39,459,100)    147,191,654

NET ASSETS:
  Beginning of period                            173,691,363     26,499,709
                                                ------------   ------------
  End of period (including undistributed
     net investment income of $1,179,346 and
     $2,492,208, respectively)                  $134,232,263   $173,691,363
                                                ============   ============

                     See notes to the financial statements.

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FINANCIAL HIGHLIGHTS


                                                        No Load        Class C
                                                         Shares         Shares
                                                       Six Months    Feb. 8, 1999       Year           Year         Dec. 28,
                                                          Ended      <F1> through      Ended          Ended         1995<F1>
                                                        Mar. 31,       Mar. 31,      Sept. 30,      Sept. 30,       through
                                                          1999           1999           1998           1997      Sept. 30, 1996
                                                     -------------  -------------  -------------  -------------  -------------
Per Share Data:                                       (Unaudited)    (Unaudited)

  Net asset value, beginning of period                      $7.34          $4.78          $7.29          $8.88         $10.00
                                                     -------------  -------------  -------------  -------------  -------------

Income from investment operations:
  Net investment income<F2>                                  0.13       0.02<F3>      0.29 <F3>       0.62<F3>           0.09
  Net realized and unrealized (losses)
     on investments                                        (2.80)         (0.34)         (0.01)         (2.06)         (1.21)
                                                    -------------  -------------  -------------  -------------  -------------
  Total from investment operations                         (2.67)         (0.32)           0.28         (1.44)         (1.12)
                                                    -------------  -------------  -------------  -------------  -------------
Less distributions from net investment income              (0.20)              -         (0.23)         (0.15)              -
                                                    -------------  -------------  -------------  -------------  -------------
Net asset value, end of period                              $4.47          $4.46          $7.34          $7.29          $8.88
                                                    =============  =============  =============  =============  =============
Total return                                          -36.73%<F4>     -6.69%<F4>          3.66%        -16.44%    -11.20%<F4>

Supplemental data and ratios:
  Net assets, end of period                          $134,181,352        $50,911   $173,691,363    $26,499,709     $7,325,655

  Ratio of operating expenses to average
     net assets<F5><F7>                                 1.95%<F6>      2.68%<F6>          2.08%          2.59%      2.75%<F6>

  Ratio of dividends on short positions to
     average net assets                                 0.23%<F6>      0.26%<F6>          0.28%          0.34%      0.34%<F6>

  Ratio of net investment income to average
     net assets<F7>                                     4.15%<F6>      3.09%<F6>          4.34%          7.75%      4.07%<F6>

  Portfolio turnover rate<F8>                             330.25%        330.25%        480.25%        413.25%         91.31%



<F1> Commencement of operations.
<F2> Net investment income before dividends on short positions for the No Load
     Shares for the periods ended March 31, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 were $0.14, $0.30, $0.65 and $0.10, respectively, and for the period ended March 31, 1999 for the Class C Shares was $0.02.
<F3> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
<F4> Not annualized.
<F5> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the No Load Shares for the periods ended March 31, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 were 2.18%, 2.36%, 2.93% and 3.09%, respectively, and for the period ended March 31, 1999 for the Class C Shares was 2.94%.
<F6> Annualized.
<F7> Without expense reimbursements of $104,260 for the period ended September
     30, 1996, the ratio of operating expenses to average net assets would have been 8.64% and the ratio of net investment loss to average net assets would have been (1.83)%.
<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

--------------------------------------------------------------------------------
PRUDENT BEAR FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 1999
(UNAUDITED)
       SHARES                                                           VALUE
      -------                                                          ------

                COMMON STOCKS - 17.7%*
                BASIC MATERIALS - 7.5%*
       73,700   BGR Precious Metals, Inc. **<F4>                    $ 455,510
      884,874   Black Hawk Mining Inc. **<F4>                          99,437
    2,477,400   Campbell Resources Inc. **<F6>                        774,187
    3,775,500   Canarc Resource Corporation **<F4> <F6>               499,141
    1,350,000   Canyon Resources Corporation **<F6>                   295,312
       50,000   Compania de Minas Buenaventura-ADR                    662,500
      310,000   Donner Minerals Ltd. **<F4> <F6>                       65,574
    2,639,500   Ecudor Mines, Inc.**<F4>                              697,911
           50   Exploration Capital Partners, LP
                (Acquired 10/14/98, Cost $1,000,000)**<F1>          1,004,015
      442,800   Golden Star Resources Ltd.**<F6>                      359,775
    2,150,000   International Uranium Corporation**<F4>               767,451
      150,000   Kinross Gold Corporation**                            318,750
      525,738   Maxam Gold Corporation**                              115,662
      650,000   Miramar Mining Corporation**                          487,500
       25,000   Newmont Mining Corporation                            437,500
      250,000   Pan American Silver Corporation**                   1,281,250
      100,000   Pangea Goldfields Inc.**<F4>                          132,205
       55,833   Randgold & Exploration Company Ltd.-ADR**             160,520
      800,000   Rio Narcea Gold Mines, Ltd.**<F4>                     349,022
      100,000   Southwestern Gold Corporation**<F4>                   340,428
      477,400   TVX Gold Inc.**<F6>                                   596,750
      100,000   Viceroy Resource Corporation**<F4>                    109,730
    1,750,000   William Resources Inc.**<F4>                           46,272
                                                                   ----------
                                                                   10,056,402
                                                                   ----------
                CAPITAL GOODS - 0.1%*
       60,000   Baldwin Technology Company, Inc.-Class A<F6>          172,500
                                                                   ----------

                CONSUMER-CYCLICALS - 0.2%*
       21,500   Hollywood Park, Inc.**                                221,719
    1,120,000   LS Capital Corporation**<F6>                           39,200
      300,000   LS Capital Corporation
                  (Acquired 2/19/98, Cost $87,000)**<F3><F5><F1>        8,940
                                                                   ----------
                                                                      269,859
                                                                   ----------
                ENTERTAINMENT & LEISURE - 0.6%*
    1,100,000   Restaurant Brands New Zealand Limited<F4>             821,290
                                                                   ----------
SCHEDULE OF INVESTMENTS
MARCH 31, 1999
(UNAUDITED)
       SHARES                                                           VALUE
      -------                                                          ------

                HEALTH CARE - 3.7%*
      125,000   Aronex Pharmaceuticals, Inc.**                       $390,625
      220,000   Aronex Pharmaceuticals, Inc.
                (Acquired 2/16/99, Cost $481,250)**<F3><F5><F1>       584,375
      300,585   Avigen, Inc.**                                      1,765,937
      287,500   Conceptus, Inc.**                                     278,516
       55,000   Eclipse Surgical Technologies, Inc.**                 577,500
      102,000   Scios Inc.**                                          924,375
       40,000   Total Renal Care Holdings, Inc.**                     440,000
                                                                   ----------
                                                                    4,961,328
                                                                   ----------
                TECHNOLOGY - 4.9%*
       45,000   CustomTracks Corporation**                            675,000
       40,000   Dell Computer Corporation**<F2>                     1,635,000
       34,000   Digital River, Inc.**<F2>                           1,360,000
       60,000   Forecross Corporation**                                28,800
       23,000   Microchip Technology, Incorporated**<F2>              796,375
       15,000   Network Associates, Inc.**<F2>                        460,313
      120,000   S3 Incorporated**                                     900,000
       88,700   SEEC, Inc.**<F6>                                      349,256
       50,000   Trident Microsystems, Inc.**                          313,281
                                                                   ----------
                                                                    6,518,025
                                                                   ----------
                TRANSPORTATION - 0.5%*
      100,000   Transportacion Maritima Mexicana
                  SA de CV-ADR**                                      593,750
                                                                   ----------
                WHOLESALE PRODUCTS - 0.2%*
      124,300   Opta Food Ingredients, Inc.**                         314,634
                                                                   ----------
                TOTAL COMMON STOCKS
                (Cost $30,426,832)                                 23,707,788
                                                                   ----------


                        See notes to the financial statements.

--------------------------------------------------------------------------------
PRUDENT BEAR FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONT.)
MARCH 31, 1999
(UNAUDITED)

CONTRACTS (100 SHARES PER CONTRACT)                                     VALUE
-----------------------------------                                    ------
                CALL OPTIONS PURCHASED - 0.1%*
          500   Scios Inc.
                  Expiration July 1999,
                  Exercise Price $10.00                               $71,875
                                                                  -----------

                TOTAL CALL OPTIONS PURCHASED
                  (Cost $96,250)                                       71,875
                                                                  -----------

                PUT OPTIONS PURCHASED - 1.8%*
           50   Altera Corporation
                   Expiration April 1999,
                   Exercise Price $60.00                               17,812
           75   America Online, Inc.
                   Expiration April 1999,
                   Exercise Price $145.00                              64,219
          500   American Express Company
                   Expiration April 1999,
                   Exercise Price $100.00                              10,937
          150   Ameritrade Holding Corporation - Class A
                   Expiration April 1999,
                   Exercise Price $52.50                               18,281
           50   Applied Materials, Inc.
                   Expiration April 1999,
                   Exercise Price $55.00                                3,750
                Associates First Capital Corporation - Class A:
          200      Expiration April 1999,
                   Exercise Price $40.00                                2,500
           50      Expiration May 1999,
                   Exercise Price $45.00                               13,125
          400   AT&T Corp.
                   Expiration April 1999,
                   Exercise Price $70.00                                  400
           50   The Bear Stearns Companies Inc.
                   Expiration May 1999,
                   Exercise Price $45.00                               16,250
          100   Capital One Financial Corporation
                   Expiration April 1999,
                   Exercise Price $120.00                                 100
          135   Cisco Systems, Inc.
                   Expiration April 1999,
                   Exercise Price $85.00                                2,531
           50   Compaq Computer Corporation
                   Expiration April 1999,
                   Exercise Price $30.00                                3,437
           50   Conseco, Inc.
                   Expiration May 1999,
                   Exercise Price $30.00                                9,375


CONTRACTS (100 SHARES PER CONTRACT)                                     VALUE
-----------------------------------                                    ------
           50   Countrywide Credit Industries, Inc.
                   Expiration May 1999,
                   Exercise Price $35.00                               $8,437
           50   Dell Computer Corporation
                   Expiration April 1999,
                   Exercise Price $40.00                                6,562
           50   Donaldson, Lufkin & Jenrette, Inc.
                   Expiration May 1999,
                   Exercise Price $60.00                               16,250
          150   Elan Corporation plc - ADR
                   Expiration April 1999,
                   Exercise Price $65.00                               22,500
                Fannie Mae:
          100      Expiration April 1999,
                   Exercise Price $65.00                                5,000
          100      Expiration April 1999,
                   Exercise Price $70.00                               21,250
          200   Freddie Mac
                   Expiration April 1999,
                   Exercise Price $55.00                               15,625
           50   Gateway 2000, Inc.
                   Expiration April 1999,
                   Exercise Price $70.00                               20,937
          500   General Electric Company
                   Expiration April 1999,
                   Exercise Price $95.00                                7,812
          300   General Motors Corporation
                   Expiration April 1999,
                   Exercise Price $80.00                               15,000
          500   The Gillette Company
                   Expiration April 1999,
                   Exercise Price $55.00                               20,312
          100   Global TeleSystems Group, Inc.
                   Expiration April 1999,
                   Exercise Price $55.00                               27,500
          100   HNC Software Inc.
                   Expiration April 1999,
                   Exercise Price $22.50                                  100
                Household International, Inc.:
          100      Expiration April 1999,
                   Exercise Price $45.00                               11,250
           50      Expiration May 1999,
                   Exercise Price $45.00                               13,125
                Intel Corporation:
          550      Expiration April 1999,
                   Exercise Price $115.00                             182,187
          450      Expiration April 1999,
                   Exercise Price $120.00                             247,500

                     See notes to the financial statements.

--------------------------------------------------------------------------------
PRUDENT BEAR FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONT.)
MARCH 31, 1999
(UNAUDITED)

CONTRACTS (100 SHARES PER CONTRACT)                                     VALUE
-----------------------------------                                    ------
           60   International Business Machines Corporation
                   Expiration April 1999,
                   Exercise Price $145.00                                $ 60
                Kulicke and Soffa Industries, Inc.:
           50      Expiration April 1999,
                   Exercise Price $15.00                                   50
          200      Expiration April 1999,
                   Exercise Price $22.50                               15,000
                Lernout & Hauspie Speech Products N.V.:
          300      Expiration June 1999,
                   Exercise Price $25.00                               95,625
          300      Expiration June 1999,
                   Exercise Price $30.00                              183,750
          100   Linear Technology Corporation
                   Expiration April 1999,
                   Exercise Price $45.00                                7,500
           50   Masco Corporation
                   Expiration April 1999,
                   Exercise Price $25.00                                1,250
          500   McDonald's Corporation
                   Expiration April 1999,
                   Exercise Price $37.50                                  500
          500   Merck & Co., Inc.
                   Expiration April 1999,
                   Exercise Price $75.00                               20,312
           20   Metris Companies Inc.
                   Expiration April 1999,
                   Exercise Price $40.00                                6,125
          100   Micrel, Incorporated
                   Expiration April 1999,
                   Exercise Price $50.00                               30,625
          100   Microchip Technology, Incorporated
                   Expiration April 1999,
                   Exercise Price $30.00                                5,312
                Morgan Stanley High Tech Index Pool:
           75      Expiration April 1999,
                   Exercise Price $890.00                              36,563
          200      Expiration April 1999,
                   Exercise Price $930.00                             160,000
           50      Expiration April 1999,
                   Exercise Price $990.00                             104,063
          100   Motorola, Inc.
                   Expiration April 1999,
                   Exercise Price $65.00                                5,000
          150   New Era of Networks, Inc.
                   Expiration April 1999,
                   Exercise Price $65.00                               51,563


CONTRACTS (100 SHARES PER CONTRACT)                                     VALUE
-----------------------------------                                    ------
           50   Novellus Systems, Inc.
                  Expiration April 1999,
                  Exercise Price $55.00                              $ 17,813
                Philadelphia Semiconductor Index:
           50     Expiration April 1999,
                  Exercise Price $350.00                               36,875
           50     Expiration April 1999,
                  Exercise Price $370.00                               73,750
          150   PRI Automation, Inc.
                  Expiration April 1999,
                  Exercise Price $25.00                                68,438
          100   Providian Financial Corporation
                  Expiration April 1999,
                  Exercise Price $95.00                                12,500
           50   Rambus Inc.
                  Expiration April 1999,
                  Exercise Price $70.00                                40,000
          200   Russell 2000 Index
                  Expiration April 1999,
                  Exercise Price $400.00                              175,000
                S&P 100 Index:
          100     Expiration April 1999,
                  Exercise Price $605.00                               19,688
          200     Expiration April 1999,
                  Exercise Price $630.00                              110,000
          200   SAP AG-ADR
                  Expiration April 1999,
                  Exercise Price $25.00                                16,250
          250   Siebel Systems, Inc.
                  Expiration April 1999,
                  Exercise Price $45.00                                50,000
          150   Solectron Corporation
                  Expiration April 1999,
                  Exercise Price $45.00                                 8,438
          140   STERIS Corporation
                  Expiration June 1999,
                  Exercise Price $25.00                                31,063
          100   STMicroelectronics N.V.
                  Expiration April 1999,
                  Exercise Price $85.00                                 8,750
          100   Telefonos de Mexico SA
                  Expiration April 1999,
                  Exercise Price $60.00                                 5,000
          500   Wal-Mart Stores, Inc.
                  Expiration April 1999,
                  Exercise Price $80.00                                14,063

                       See notes to the financial statements.

--------------------------------------------------------------------------------
PRUDENT BEAR FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONT.)
MARCH 31, 1999
(UNAUDITED)

CONTRACTS (100 SHARES PER CONTRACT)                                     VALUE
-----------------------------------                                    ------
          500   The Walt Disney Company
                  Expiration April 1999,
                  Exercise Price $30.00                              $ 23,438
          200   Xilinx, Inc.
                  Expiration April 1999,
                  Exercise Price $37.50                                20,625
          250   Zonagen, Inc.
                  Expiration August 1999,
                  Exercise Price $20.00                               123,438
                                                                  -----------
                TOTAL PUT OPTIONS PURCHASED
                  (Cost $4,154,308)                                 2,382,491
                                                                  -----------

SHARES
------
                WARRANTS - 0.0%*
                Avigen, Inc.
       52,117     Expiration December 2003,
                  Exercise Price $4.76 (Cost $6,515)                    6,515
                JVWeb, Inc.
      113,600     Expiration May 2001,
                  Exercise Price $1.00 (Cost $0)                       11,360
                LS Capital Corporation
      300,000     Expiration March 2000,
                  Exercise Price $0.60 (Cost $3,000)                        0
                                                                  -----------
                TOTAL WARRANTS PURCHASED
                  (Cost $9,515)                                        17,875
                                                                  -----------

                SHORT-TERM INVESTMENTS - 70.5%*
                U.S. TREASURIES - 66.9%*
    PRINCIPAL
       AMOUNT
       ------   U.S. Treasury Bills:
  $12,000,000   4.30%, 04/01/1999<F6>                              12,000,000
   16,500,000   4.51%, 04/22/1999<F6>                              16,456,617
    4,000,000   4.34%, 05/06/1999<F6>                               3,983,122
   25,800,000   4.43%, 05/27/1999<F6>                              25,622,281
   16,000,000   4.37%, 06/17/1999<F6>                              15,850,448
   16,000,000   4.34%, 06/24/1999<F6>                              15,837,968
                                                                 ------------
                TOTAL U.S. TREASURIES                              89,750,436
                                                                 ------------

    PRINCIPAL
       AMOUNT                                                           VALUE
       ------                                                           -----
                VARIABLE RATE DEMAND NOTES# - 3.6%*
   $3,127,540   Firstar Bank, 4.6887%                           $   3,127,540
      626,100   General Mills, Inc., 4.5438%                          626,100
      348,681   Warner-Lambert Co., 4.5700%                           348,681
      758,571   Wisconsin Electric Power Co., 4.5696%                 758,571
                                                                 ------------

                TOTAL VARIABLE RATE DEMAND NOTES                    4,860,892
                                                                 ------------
                TOTAL SHORT-TERM INVESTMENTS
                  (Cost $94,611,786)                              $94,611,328
                                                                 ------------
                TOTAL INVESTMENTS
                  (Cost $129,298,691) (see note 1)               $120,791,357
                                                                 ============


            *   Calculated as a percentage of net assets.
           **   Non-income producing security.
            #   Variable rate demand notes are considered short-term
                obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of
                March 31, 1999.
         <F1>    Restricted security.
         <F2>   Shares are held to cover all or a portion of a corresponding short position.
         <F3>   Private placement issue (trades at a 15% discount to market value).
         <F4>   Foreign security.
         <F5>   Fair valued security.
         <F6>   All or a portion of the securities have been committed as
                collateral for open short positions.

                     See notes to the financial statements.

--------------------------------------------------------------------------------
PRUDENT BEAR FUND
--------------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 1999
(UNAUDITED)

       SHARES                                                           VALUE
       ------                                                           -----
       40,000   Action Performance Companies, Inc.               $  1,205,000
       16,600   Advanced Energy Industries, Inc.                      391,137
       70,000   AmeriCredit Corp.                                     918,750
       19,500   Apollo Group,Inc. - Class A                           582,562
       30,000   Apple Computer, Inc.                                1,078,125
       35,000   Applied Materials, Inc.                             2,159,062
       15,000   Associates First Capital Corporation - Class A        675,000
       87,500   Baan Company, N.V.                                    751,953
       50,000   Bally Total Fitness Holding Corporation             1,193,750
       20,000   Bank One Corporation                                1,101,250
       23,948   BankAmerica Corporation                             1,691,327
       25,000   Barnes & Noble, Inc.                                  803,125
       25,000   Beyond.com Corporation                                654,687
       13,400   Blue Rhino Corporation                                175,875
        1,000   Books-A-Million, Inc.                                  10,187
       15,000   Boston Scientific Corporation                         608,437
       17,000   CMAC Investment Corporation                           663,000
        3,200   CalEnergy Company, Inc.                                89,600
       87,500   Cell Pathways, Inc.                                   650,781
        3,000   Cellular Technical Services Company, Inc.               6,750
        7,000   Centocor, Inc.                                        258,562
       18,000   The Chase Manhattan Corporation                     1,463,625
      105,100   Chesapeake Energy Corporation                         151,081
       64,000   CIENA Corporation                                   1,440,000
       23,500   Citigroup Inc.                                      1,501,063
       25,000   Citrix Systems, Inc.                                  953,125
       24,500   Coca-Cola Enterprises Inc.                            741,125
       10,000   Coinmach Laundry Corporation                          102,500
       45,000   Compaq Computer Corporation                         1,425,938
      105,100   Computer Learning Centers, Inc.                       558,344
       80,000   Coulter Pharmaceutical, Inc.                        1,740,000
       15,000   Creative Computers, Inc.                              451,875
      170,000   Credit Acceptance Corporation                         966,875
       52,500   Dal-Tile International Inc.                           475,781
      115,000   Dell Computer Corporation                           4,700,625
       41,200   Digital River, Inc.                                 1,648,000
       57,400   Doral Financial Corporation                         1,054,725
       50,000   Duane Reade Inc.                                    1,393,750
       25,000   Elan Corporation plc - ADR                          1,743,750
       28,000   Fidelity National Financial, Inc.                     420,000
       33,100   First Alliance Corporation                            119,988
       15,000   First Tennessee National Corporation                  549,375
       20,200   FIRSTPLUS Financial Group,Inc.                         11,363
      100,000   Full House Resorts, Inc.                              225,000
       40,000   Gateway 2000, Inc.                                  2,742,500


       SHARES                                                           VALUE
       ------                                                           -----
       14,400   Global TeleSystems Group, Inc.                     $  805,500
       27,000   Guitar Center, Inc.                                   551,813
       46,500   HNC Software Inc.                                   1,522,875
       20,000   Hollis-Eden Pharmaceuticals, Inc.                     362,500
        5,000   Household International, Inc.                         228,125
      146,660   Image Entertainment, Inc.                             861,628
      170,000   The Immune Response Corporation                     1,498,125
       26,500   International Isotopes Inc.                           245,125
      133,000   Isis Pharmaceuticals, Inc.                          1,197,000
       22,600   JB Oxford Holdings, Inc.                              163,850
       37,000   Jabil Circuit, Inc.                                 1,498,500
       60,000   Kulicke and Soffa Industries, Inc.                  1,515,000
       16,500   Labor Ready, Inc.                                     430,031
       40,000   Lam Research Corporation                            1,160,000
        5,000   Legato Systems, Inc.                                  258,125
       14,400   Long Beach Financial Corporation                      138,600
       30,000   Lyondell Chemical Company                             410,625
       19,000   MBIA, Inc.                                          1,102,000
       35,000   MBNA Corporation                                      835,625
       30,000   MGIC Investment Corporation                         1,051,875
       49,600   MacroChem Corporation                                 465,000
       44,359   Metris Companies Inc.                               1,790,995
       10,000   Micrel, Incorporated                                  500,625
       62,000   Microchip Technology, Incorporated                  2,146,750
       25,000   Micron Technology, Inc.                             1,206,250
      119,500   Miravant Medical Technologies                         821,563
        5,000   National City Corporation                             331,875
       25,000   Network Associates, Inc.                              767,188
       10,000   New Era of Networks, Inc.                             677,500
        5,000   Northern Telecom Limited                              310,625
       70,000   Novoste Corporation                                 1,680,000
       43,700   NVIDIA Corporation                                    923,163
       33,000   Ocwen Financial Corporation                           290,813
       89,700   Organogenesis Inc.                                  1,037,156
       50,000   Outdoor Systems, Inc.                               1,500,000
       34,700   PLC Systems Inc.                                       86,750
       25,000   The PMI Group, Inc.                                 1,159,375
        5,000   PRI Automation,Inc.                                   105,000
       40,000   Paging Network, Inc.                                  187,500
       78,900   PathoGenesis Corporation                            1,050,356
        5,000   Presstek, Inc.                                         39,375
       10,000   Prodigy Communications Corporation                    383,750
        5,830   Quintiles Transnational Corp.                         220,083
       40,000   Rambus Inc.                                         2,575,000

                     See notes to the financial statements.

--------------------------------------------------------------------------------
PRUDENT BEAR FUND
--------------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT (CONT.)
MARCH 31, 1999
(UNAUDITED)

       SHARES                                                           VALUE
       ------                                                           -----
       20,000   Sanmina Corporation                                $1,275,000
       50,000   SAP AG - ADR                                        1,315,625
       30,000   Seagate Technology, Inc.                              886,875
       20,000   Shared Medical Systems Corporation                  1,113,750
       15,000   Siebel Systems, Inc.                                  712,500
        9,800   Southern Pacific Funding Corporation                    1,531
       20,000   STERIS Corporation                                    532,500
       10,000   STMicroelectronics N.V. - NYS                         971,250
      126,500   Sunbeam Corporation                                   703,656
       71,000   Telefonaktiebolaget LM Ericsson - ADR               1,690,688
       16,200   Templeton Russia Fund                                 184,275
       56,600   Transcrypt International, Inc.                        134,425
       50,000   Trimeris, Inc.                                        637,500
      110,000   Trump Hotels & Casino Resorts, Inc.                   440,000
       29,900   United Companies Financial Corporation                 10,764
       27,500   Veeco Instruments Inc.                              1,015,781
      106,000   Vimpel-Communications - ADR                         1,643,000
       73,400   VIVUS, Inc.                                           293,600
      100,000   WEBS-Hong Kong                                        975,000
        4,200   Zenith Electronics Corporation                          1,659
                                                                 ------------
                TOTAL SECURITIES SOLD SHORT
                  (Proceeds $100,601,109)                         $92,882,321
                                                                 ============

WEBS - World Equity Benchmark Shares
NYS - New York Shares

                       See notes to the financial statements.

--------------------------------------------------------------------------------
PRUDENT BEAR FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of one series, Prudent Bear Fund (the "Fund"). The investment objective of the Fund is capital appreciation. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks and warrants, engage in short sales, and effect transactions in stock futures contracts, options on stock index futures contracts and options on securities and stock indexes. The Fund commenced operations on December 28, 1995.

The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $30,100, have been paid by the Adviser. The Fund has reimbursed the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

The Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.
The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Common stocks and securities sold short that are listed on a security exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At March 31, 1999, such securities represent 0.8% of investments, at value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Transactions with Brokers for Short Sales - The Fund's receivable from broker for proceeds on securities sold short is with two major security dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

c) Written Option Accounting - The Fund writes (sells) call options for trading purposes and writes put options for hedging purposes. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

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PRUDENT BEAR FUND
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NOTES TO THE FINANCIAL STATEMENTS (continued)
(UNAUDITED)

d) Collateral on Short Sales and Written Options - Treasury and other liquid securities in the amount of $92,901,932 have been committed as collateral for short sales and written options.

e) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

f) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Fund for trading purposes and call option contracts are held by the Fund for trading and hedging purposes.

g) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

h) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income includes $2,197,484 of interest earned on receivables from brokers for proceeds on securities sold short. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

2. CAPITAL SHARE TRANSACTIONS
   Transactions in shares of the Fund were as follows:

                                               Six Months Ended
                                                March 31, 1999
No Load Shares:                     -------------------------------------
                                           $                  Shares
                                     ------------         ------------
   Shares sold                       $335,363,979           53,544,225
   Shares issued to holders in
     reinvestment of dividends          3,546,118              703,596
   Shares redeemed                  (297,810,280)         (47,894,780)
                                     ------------         ------------
   Net increase                       $41,099,817            6,353,041
                                     ------------
   Shares Outstanding:
     Beginning of period                                    23,662,896
                                                          ------------
     End of period                                          30,015,937
                                                          ============

                                               February 8, 1999
                                            through March 31, 1999
Class C Shares:                     -------------------------------------
                                           $                  Shares
                                     ------------         ------------
   Shares sold                       $     52,307               11,404

   Shares issued to holders in
     reinvestment of dividends                     -                    -
   Shares redeemed                              -                    -
                                     ------------         ------------
   Net increase                      $     52,307               11,404
                                     ------------         ============
Total Increase                       $ 41,152,124
                                     ============

                                                  Year Ended
                                              September 30, 1998
No Load Shares:                     -------------------------------------
                                           $                  Shares
                                     ------------         ------------
   Shares sold                       $457,679,213           64,975,126
   Shares issued to holders in
     reinvestment of dividends          1,507,668              189,664
   Shares redeemed                  (312,781,980)         (45,136,010)
                                     ------------         ------------
   Net increase                      $146,404,901           20,028,760
                                     ============
   Shares Outstanding:
     Beginning of period                                     3,634,136
                                                          ------------
     End of period                                          23,662,896
                                                          ============

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PRUDENT BEAR FUND
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NOTES TO THE FINANCIAL STATEMENTS (continued)
(UNAUDITED)

3. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Fund for the six months ended March 31, 1999, were $110,208,396 and $101,838,398, respectively.

   At March 31, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

   Appreciation                          $1,471,845
   (Depreciation)                       (10,850,117)
                                        ------------
   Net depreciation on investments      $(9,378,272)
                                        ============

   At March 31, 1999, the cost of investments for federal income tax purposes was $130,169,629.

   At September 30, 1998, the Fund had accumulated net realized capital loss carryovers of $6,808,285, $29,396 expiring in 2004, $9,141 expiring in 2005 and $6,769,748 expiring in 2006. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. In addition, the Fund realized, on a tax basis, post-October losses through September 30, 1998 of $9,293,713 which are not recognized for tax purposes until the first day of the following fiscal year.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS
   The Fund has entered into an Investment Advisory Agreement with David W. Tice & Associates, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets.

   Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank Milwaukee, N.A. serves as custodian for the Fund.

5. SHORT POSITIONS
   For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities sold short.

6. OPTION CONTRACTS WRITTEN
   The premium amount and the number of option contracts written during the six months ended March 31, 1999, were as follows:

                                        Premium Amount      Number of Contracts
                                        --------------      -------------------
   Options outstanding at
     September 30, 1998                   $   210,555                      800
   Options written                          2,475,033                    3,800
   Options closed                          (2,289,139)                  (3,750)
   Options exercised                          (74,547)                    (100)
                                           -----------              -----------
   Options expired                           (321,902)                    (750)
   Options outstanding at
     March 31, 1999                        $        0                        0
                                           ===========              ===========

7. SERVICE AND DISTRIBUTION PLAN
   The Fund has adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets for the No Load shares and up to 1.00% for the Class C shares. The currently approved rate is 0.25% and 1.00% of average daily assets for the No Load and Class C shares, respectively. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $176,319 pursuant to the Plans for the six months ended
   March 31, 1999.

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INVESTMENT ADVISER
    DAVID W. TICE & ASSOCIATES, INC.
    8140 WALNUT HILL LANE, SUITE 405
    DALLAS, TEXAS 75231
    HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
    DIVIDEND PAYING AGENT &
    SHAREHOLDER SERVICING AGENT
    FIRSTAR MUTUAL FUND SERVICES, LLC
    615 EAST MICHIGAN STREET
    P.O. BOX 701
    MILWAUKEE, WISCONSIN 53201

CUSTODIAN
    FIRSTAR BANK MILWAUKEE, N.A.
    P.O. BOX 701
    MILWAUKEE, WISCONSIN 53201

INDEPENDENT ACCOUNTANTS
    PRICEWATERHOUSECOOPERS LLP
    MILWAUKEE, WISCONSIN

LEGAL COUNSEL
   FOLEY & LARDNER
   MILWAUKEE, WISCONSIN